Net Investment in Sales Type Lease	6 Months Ended
Jun. 30, 2026
Net Investment in Sales Type Lease [Abstract]
Net Investment in Sales Type Lease
8.          Net investment in sales type lease :

On February 6, 2026, following United exercising its right of first offer, the Company entered into an 18-month bareboat charter agreement with United for the Dukeship. The charter period commenced following the delivery of the vessel on February 12, 2026. United has advanced a downpayment of $5,500 and will pay a daily charter rate of $9.5, with a purchase obligation of $22,100 at the end of the bareboat charter. The Company had classified the above transaction as sales type lease. At the commencement date the Company recognized a net investment in lease equal to the present value of the lease receivable during the bareboat charter using an implicit rate of 2.96%. The Company recognized a net investment in sales type lease of $31,663.

The annual lease receivables under the Dukeship bareboat charter agreement are as follows:

Twelve month periods ending June 30,	Amount
2027	3,449
2028	22,343
Total undiscounted cash flows	25,792
Less: Discount based on implicit rate	(764)
Present value of lease receivables	25,028

Net investment in sale type lease, current	2,760
Net investment in sale type lease, non-current	22,268
Present value of lease receivables	25,028

A gain on sale type lease of $4,101 was recognized and is presented as “Gain on sales type lease - related party” in the unaudited interim condensed consolidated statement of operations, based on the difference between the carrying amount of the vessel (Note 6), the unamortized balance of drydocking cost and the net investment in lease.

During the six months ended June 30, 2026, interest income relating to Net investment in lease amounted to $282 and is presented as “Interest and other income - related party” in the unaudited interim consolidated statement of operations.